Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies

17.Commitments and Contingencies

From time to time the Company expects to be subject to legal proceedings and claims in the ordinary course of business, principally personal injury and property casualty claims. Such claims, even if lacking in merit, could result in the expenditure of significant financial and managerial resources. The Company is not aware of any claim or contingent liability, which is reasonably possible and should be disclosed, or probable and for which a provision should be established in the accompanying financial statements.

Rental Expense

In relation to the rental agreement with Granitis as discussed in Note 4, fixed future minimum non-cancelable rent commitments as of December 31, 2014, based on the Euro/U.S. dollar exchange rate of €1.0000:$1.2140 as of December 31, 2014, amount to:

For the year ending	Amount
December 31, 2015	$44,508
December 31, 2016	44,508
December 31, 2017	33,381
Total	$122,397

Charter Hire

Future minimum charter hire receipts, based on vessels committed to non-cancelable time charter contracts (including fixture recaps) as of December 31, 2014, net of commissions are:

For the year ending	Amount
December 31, 2015	$4,308,843
Total	$4,308,843

Charter hires are not generally received when a vessel is off-hire, including time required for normal periodic maintenance of the vessel. In arriving at the minimum future charter revenues, an estimated off-hire time of 18 days to perform any scheduled dry-docking on each vessel has been deducted, and it has been assumed that no additional off-hire time is incurred, although there is no assurance that such estimate will be reflective of the actual off-hire in the future.

Newbuildings

Future newbuilding installments based on the non-cancelable newbuilding contracts as of December 31, 2014 are:

For the year ending	Amount
December 31, 2015	$101,700,617
Total	$101,700,617